UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 17, 2006
                                                           -------------

                           PRESSURE BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)


              0-21615                                     04-2652826
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       (Commission File Number)             (I.R.S. Employer Identification No.)


321 Manley Street, West Bridgewater, MA                    02379
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (508) 580-1818
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


On May 19, 2006, Pressure BioSciences, Inc. (the "Company") issued a press release announcing its decision to restate financial results for the year ended December 31, 2005 and for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The Company has completed a review of the tax liability associated with the 2004 sale of assets and certain liabilities of the BBI Core Businesses to SeraCare Life Sciences, Inc., and has concluded that the tax liability related to discontinued operations recorded in the third quarter of 2005 was understated by approximately $220,000. In connection with the Company's internal tax review, the Company also determined to reduce by approximately $60,000 the estimate of deferred tax liability for the unrealized gain from its investment in Panacos Pharmaceuticals, Inc., and to increase by approximately $23,000 the income tax provision from continuing operations. These adjustments will not change the Company's reported pre-tax results from continuing operations, but income from continuing operations after income taxes for the fiscal year ended December 31, 2005 will be reduced from approximately $873,000 to approximately $850,000. The Company will amend and restate its year-end and third quarter 2005 financial statements to reflect the results of its internal tax review.

As a result of the tax review, on May 17, 2006, the Company's senior management and the Audit Committee of the Board of Directors concluded that the Company's financial statements for the year ended December 31, 2005 and for the quarter ended September 30, 2005, should no longer be relied upon, and decided to restate the Company's financial statements for the year ended December 31, 2005 and to restate the Company's financial statements for the quarter ended September 30, 2005. The Company and its Audit Committee discussed this with Weinberg & Company, PA, the Company's independent registered public accounting firm.

Accordingly, the Company expects to file an amendment to its Annual Report on Form 10-KSB for the year ended December 31, 2005 and to its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 to correct these errors as soon as possible.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

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Exhibit Number          Exhibit Description
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99.1                    Press Release dated May 19, 2006
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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: May 19, 2006              PRESSURE BIOSCIENCES, INC.



                                 By: /s/ Richard T. Schumacher
                                     Richard T. Schumacher, President and Chief
                                     Executive Officer

                                 EXHIBIT INDEX


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Exhibit Number          Exhibit Description
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99.1                    Press Release dated May 19, 2006
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